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                                                                Exhibit 10.9

                            Schedule of Documents
                           Substantially Similar to
                                 Exhibit 10.5


1. Construction Contract between Jameson Inns, Inc. and Jameson Development Company, LLC dated October 1, 1996 for construction of inns in Auburn, Alabama; Laurinburg, North Carolina; Decherd and Tullahoma, Tennessee and expansion of existing inns in Florence, Alabama and Gaffney, South Carolina.

2. Construction Contract between Jameson Inns, Inc. and Jameson Development Company, LLC dated February 4, 1997 for construction of inns in Jasper, Oxford, Sylacauga and Tuscaloosa, Alabama; Dublin and Warner Robins, Georgia; Asheboro, Sanford and Wilson, North Carolina; and Clinton, Tennessee.

3. Construction Contract between Jameson Inns, Inc. and Jameson Development Company, LLC dated November 18, 1997 for construction of inns in Kingsland, Macon and Perry, Georgia; Dunn, Lenoir and Smithfield, North Carolina; Spartanburg and Duncan, South Carolina; Johnson City, Tennessee and expansion of existing inns in LaGrange, Georgia and Forest City, North Carolina.